UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2004

                                     1-4422
                            (Commission File Number.)


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                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                               51-0068479
    (State or other jurisdiction         (I.R.S. Employer Identification No.)
   of incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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
ITEM 5.  Other Events and Regulation FD Disclosure.

     On May 3, 2004, Rollins, Inc., a nationwide consumer services company (NYSE:ROL), announced that it has completed its acquisition of Western Pest Services and affiliates for a cash payment of approximately $110.0 million.


ITEM 7.  Financial Statements and Exhibits.

                 ( c )  Exhibits.

                       (99.1) Press Release dated May 3, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.




Date:  May 5, 2004                  By:  /s/ Harry J. Cynkus
                                        ----------------------------------------
                                         Harry J. Cynkus
                                         Chief Financial Officer and Treasurer